Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q19

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
Loans (EOP)	20
Consumer Loan Delinquency Amounts and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses	23 - 24
Components of Provision for Loan Losses	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP -- FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

	3Q	4Q	1Q	2Q	3Q	3Q19 Increase/ (Decrease) from		Nine Months	Nine Months	YTD 2019 vs. YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Total Revenues, Net of Interest Expense	$18,389	$17,124	$18,576	$18,758	$18,574	(1%)	1%	$55,730	$55,908	-
Total Operating Expenses	10,311	9,893	10,584	10,500	10,464	-	1%	31,948	31,548	(1%)
Net Credit Losses (NCLs)	1,756	1,786	1,948	1,963	1,913	(3%)	9%	5,327	5,824	9%
Credit Reserve Build / (Release)	150	64	(4)	126	149	18%	(1%)	177	271	53%
Provision / (Release) for Unfunded Lending Commitments	42	47	24	(15)	9	NM	(79%)	66	18	(73%)
Provision for Benefits and Claims	26	28	12	19	17	(11%)	(35%)	73	48	(34%)
Provisions for Credit Losses and for Benefits and Claims	$1,974	$1,925	$1,980	$2,093	$2,088	-	6%	$5,643	$6,161	9%
Income from Continuing Operations before Income Taxes	$6,104	$5,306	$6,012	$6,165	$6,022	(2%)	(1%)	$18,139	$18,199	-
Income Taxes (1) (2)	1,471	1,001	1,275	1,373	1,079	(21%)	(27%)	4,356	3,727	(14%)
Income from Continuing Operations	$4,633	$4,305	$4,737	$4,792	$4,943	3%	7%	$13,783	$14,472	5%
Income (Loss) from Discontinued Operations, net of Taxes	(8)	(8)	(2)	17	(15)	NM	(88%)	-	-	-
Net Income before Noncontrolling Interests	$4,625	$4,297	$4,735	$4,809	$4,928	2%	7%	$13,783	$14,472	5%
Net Income (Loss) Attributable to Noncontrolling Interests	3	(16)	25	10	15	50%	NM	51	50	(2%)
Citigroup's Net Income	$4,622	$4,313	$4,710	$4,799	$4,913	2%	6%	$13,732	$14,422	5%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.74	$1.65	$1.87	$1.94	$2.08	7%	20%	$5.04	$5.89	17%
Citigroup's Net Income	$1.73	$1.64	$1.87	$1.95	$2.07	6%	20%	$5.04	$5.89	17%
Shares (in millions):
Average Basic	2,479.8	2,401.1	2,340.4	2,286.1	2,220.8	(3%)	(10%)	2,524.1	2,282.4	(10%)
Average Diluted	2,481.4	2,402.7	2,342.4	2,289.0	2,237.1	(2%)	(10%)	2,525.5	2,298.2	(9%)
Common Shares Outstanding, at period end	2,442.1	2,368.5	2,312.5	2,259.1	2,183.2	(3%)	(11%)

Preferred Dividends	$270	$313	$262	$296	$254	(14%)	(6%)	$860	$812	(6%)

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,309	$3,960	$4,391	$4,436	$4,647	5%	8%	$12,721	$13,522	6%
Citigroup's Net Income	$4,301	$3,952	$4,389	$4,453	$4,632	4%	8%	$12,721	$13,522	6%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,309	$3,960	$4,391	$4,436	$4,656	5%	8%	$12,721	$13,546	6%
Citigroup's Net Income	$4,301	$3,952	$4,389	$4,453	$4,641	4%	8%	$12,721	$13,546	6%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (3) (4)	11.73%	11.86%	11.91%	11.89%	11.6%
Tier 1 Capital Ratio (3) (4)	13.36%	13.46%	13.47%	13.43%	13.2%
Total Capital Ratio (3) (4)	15.98%	16.18%	16.44%	16.36%	16.0%
Supplementary Leverage Ratio (SLR) (4) (5)	6.50%	6.41%	6.44%	6.38%	6.3%
Return on Average Assets	0.95%	0.88%	0.98%	0.97%	0.97%			0.96%	0.98%
Return on Average Common Equity	9.6%	9.0%	10.2%	10.1%	10.4%			9.5%	10.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	56.1%	57.8%	57.0%	56.0%	56.3%			57.3%	56.4%

Balance Sheet Data (in billions of dollars, except per share amounts) (4):
Total Assets	$1,925.2	$1,917.4	$1,958.4	$1,988.2	$2,014.8	1%	5%
Total Average Assets	1,922.8	1,936.8	1,939.4	1,979.1	1,999.9	1%	4%	$1,914.7	$1,972.8	3%
Total Deposits	1,005.2	1,013.2	1,030.4	1,045.6	1,087.8	4%	8%
Citigroup's Stockholders' Equity	197.0	196.2	196.3	197.4	196.4	(1%)	-
Book Value Per Share	72.88	75.05	77.09	79.40	81.02	2%	11%
Tangible Book Value Per Share (6)	61.91	63.79	65.55	67.64	69.03	2%	12%

Direct Staff (in thousands)	206	204	203	200	199	(1%)	(3%)

(1)      3Q19 includes discrete tax items, including an approximately $180 million benefit of a reduction in Citi’s valuation allowance related to Citi’s Deferred Tax Asset (DTA).

(2)      4Q18 includes a one-time benefit of $94 million, recorded in the tax line in Corporate/Other, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(3)      For all periods presented, Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.

(4)      September 30, 2019 is preliminary.

(5)      For the composition of Citi's SLR, see page 27.

(6)      Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	3Q	4Q	1Q	2Q	3Q	3Q19 Increase/ (Decrease) from		Nine Months	Nine Months	YTD 2019 vs. YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Revenues
Interest revenue	$18,170	$18,776	$19,076	$19,712	$19,177	(3%)	6%	$52,052	$57,965	11%
Interest expense	6,368	6,853	7,317	7,762	7,536	(3%)	18%	17,413	22,615	30%
Net interest revenue	11,802	11,923	11,759	11,950	11,641	(3%)	(1%)	34,639	35,350	2%

Commissions and fees	2,803	2,913	2,926	2,881	2,906	1%	4%	8,944	8,713	(3%)
Principal transactions	2,364	1,173	2,804	1,874	2,802	50%	19%	7,732	7,480	(3%)
Administrative and other fiduciary fees	911	830	839	869	880	1%	(3%)	2,750	2,588	(6%)
Realized gains (losses) on investments	69	80	130	468	361	(23%)	NM	341	959	NM
Other-than-temporary impairment losses on investments and other assets	(70)	(19)	(8)	(5)	(14)	NM	80%	(113)	(27)	76%
Other revenue	510	224	126	721	(2)	(100%)	(100%)	1,437	846	(41%)
Total non-interest revenues	6,587	5,201	6,817	6,808	6,933	2%	5%	21,091	20,559	(3%)
Total revenues, net of interest expense	18,389	17,124	18,576	18,758	18,574	(1%)	1%	55,730	55,908	-

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,756	1,786	1,948	1,963	1,913	(3%)	9%	5,327	5,824	9%
Credit reserve build / (release)	150	64	(4)	126	149	18%	(1%)	177	271	53%
Provision for loan losses	1,906	1,850	1,944	2,089	2,062	(1%)	8%	5,504	6,095	11%
Provision for Policyholder benefits and claims	26	28	12	19	17	(11%)	(35%)	73	48	(34%)
Provision for unfunded lending commitments	42	47	24	(15)	9	NM	(79%)	66	18	(73%)
Total provisions for credit losses and for benefits and claims	1,974	1,925	1,980	2,093	2,088	-	6%	5,643	6,161	9%

Operating Expenses
Compensation and benefits	5,319	4,576	5,658	5,381	5,329	(1%)	-	16,578	16,368	(1%)
Premises and Equipment	565	596	564	569	580	2%	3%	1,728	1,713	(1%)
Technology / communication expense	1,806	1,832	1,720	1,724	1,783	3%	(1%)	5,361	5,227	(2%)
Advertising and marketing expense	378	375	359	434	378	(13%)	-	1,170	1,171	-
Other operating	2,243	2,514	2,283	2,392	2,394	-	7%	7,111	7,069	(1%)
Total operating expenses	10,311	9,893	10,584	10,500	10,464	-	1%	31,948	31,548	(1%)

Income from Continuing Operations before
Income Taxes	6,104	5,306	6,012	6,165	6,022	(2%)	(1%)	18,139	18,199	-
Provision for income taxes (1)	1,471	1,001	1,275	1,373	1,079	(21%)	(27%)	4,356	3,727	(14%)

Income (Loss) from Continuing Operations	4,633	4,305	4,737	4,792	4,943	3%	7%	13,783	14,472	5%
Discontinued Operations
Income (Loss) from Discontinued Operations	(8)	(9)	(2)	(10)	(15)	(50%)	(88%)	(17)	(27)	(59%)
Provision (benefits) for income taxes	-	(1)	-	(27)	-	100%	-	(17)	(27)	(59%)
Income (Loss) from Discontinued Operations, net of taxes	(8)	(8)	(2)	17	(15)	NM	(88%)	-	-	-

Net Income before Noncontrolling Interests	4,625	4,297	4,735	4,809	4,928	2%	7%	13,783	14,472	5%

Net Income (Loss) attributable to noncontrolling interests	3	(16)	25	10	15	50%	NM	51	50	(2%)
Citigroup's Net Income	$4,622	$4,313	$4,710	$4,799	$4,913	2%	6%	$13,732	$14,422	5%

(1)      3Q19 includes discrete tax items, including an approximately $180 million benefit of a reduction in Citi’s valuation allowance related to Citi’s Deferred Tax Asset (DTA).

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q19 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2018	2018	2019	2019	2019 (1)	2Q19	3Q18
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,727	$23,645	$24,448	$24,997	$24,086	(4%)	(6%)
Deposits with banks	173,559	164,460	181,445	178,246	196,357	10%	13%
Securities Borrowed and Purchased under Resale Agreements	280,941	270,684	264,495	259,769	261,125	1%	(7%)
Brokerage receivables	40,679	35,450	44,500	50,027	54,215	8%	33%
Trading account assets	257,502	256,117	286,511	306,831	306,824	-	19%
Investments
Available-for-sale and non-marketable equity securities	284,782	288,038	275,132	273,435	275,425	1%	(3%)
Held-to-maturity debt securities	53,249	63,357	66,842	68,693	75,841	10%	42%
Equity securities	7,482	7,212	7,307	7,574	7,117	(6%)	(5%)
Total Investments	345,513	358,607	349,281	349,702	358,383	2%	4%
Loans, net of unearned income
Consumer	325,469	330,487	319,887	325,995	326,038	-	-
Corporate	349,440	353,709	362,459	362,675	365,705	1%	5%
Loans, net of unearned income	674,909	684,196	682,346	688,670	691,743	-	2%
Allowance for loan losses	(12,336)	(12,315)	(12,329)	(12,466)	(12,530)	(1%)	(2%)
Total loans, net	662,573	671,881	670,017	676,204	679,213	-	3%
Goodwill	22,187	22,046	22,037	22,065	21,822	(1%)	(2%)
Intangible assets (including MSRs)	5,216	5,220	5,196	5,026	4,844	(4%)	(7%)
Other assets	111,268	109,273	110,483	115,359	107,933	(6%)	(3%)
Total assets	$1,925,165	$1,917,383	$1,958,413	$1,988,226	$2,014,802	1%	5%

Liabilities
Non-interest-bearing deposits in U.S. offices	$111,446	$105,836	$101,354	$95,659	$99,731	4%	(11%)
Interest-bearing deposits in U.S. offices	351,291	361,573	373,339	382,738	407,872	7%	16%
Total U.S. Deposits	462,737	467,409	474,693	478,397	507,603	6%	10%
Non-interest-bearing deposits in offices outside the U.S.	83,200	80,648	80,594	82,750	82,723	-	(1%)
Interest-bearing deposits in offices outside the U.S.	459,239	465,113	475,068	484,460	497,443	3%	8%
Total International Deposits	542,439	545,761	555,662	567,210	580,166	2%	7%

Total deposits	1,005,176	1,013,170	1,030,355	1,045,607	1,087,769	4%	8%
Securities Loaned and Sold under Repurchase Agreements	175,915	177,768	190,372	181,133	195,047	8%	11%
Brokerage payables	73,346	64,571	62,656	69,839	63,342	(9%)	(14%)
Trading account liabilities	147,652	144,305	136,392	136,294	135,596	(1%)	(8%)
Short-term borrowings	33,770	32,346	39,322	42,442	35,230	(17%)	4%
Long-term debt	235,270	231,999	243,566	252,189	242,238	(4%)	3%
Other liabilities(2)	56,173	56,150	58,735	62,612	58,510	(7%)	4%
Total liabilities	$1,727,302	$1,720,309	$1,761,398	$1,790,116	$1,817,732	2%	5%

Equity
Stockholders' equity
Preferred stock	$19,035	$18,460	$17,980	$17,980	$19,480	8%	2%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,825	107,922	107,551	107,657	107,741	-	-
Retained earnings	148,436	151,347	154,859	158,321	161,797	2%	9%
Treasury stock	(39,678)	(44,370)	(47,861)	(51,427)	(56,541)	(10%)	(42%)
Accumulated other comprehensive income (loss)	(38,645)	(37,170)	(36,308)	(35,203)	(36,135)	(3%)	6%
Total common equity	$177,969	$177,760	$178,272	$179,379	$176,893	(1%)	(1%)

Total Citigroup stockholders' equity	$197,004	$196,220	$196,252	$197,359	$196,373	-	-
Noncontrolling interests	859	854	763	751	697	(7%)	(19%)
Total equity	197,863	197,074	197,015	198,110	197,070	(1%)	-
Total liabilities and equity	$1,925,165	$1,917,383	$1,958,413	$1,988,226	$2,014,802	1%	5%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)
Global Consumer Banking
North America	$5,129	$5,254	$5,185	$5,158	$5,352	4%	4%	$15,290	$15,695	3%
Latin America	1,664	1,356	1,381	1,432	1,390	(3%)	(16%)	4,379	4,203	(4%)
Asia(1)	1,855	1,824	1,885	1,915	1,916	-	3%	5,649	5,716	1%
Total	8,648	8,434	8,451	8,505	8,658	2%	-	25,318	25,614	1%

Institutional Clients Group
North America	3,329	2,809	3,119	3,478	3,104	(11%)	(7%)	10,106	9,701	(4%)
EMEA	2,927	2,633	3,170	2,960	3,138	6%	7%	9,137	9,268	1%
Latin America	1,061	1,083	1,160	1,195	1,173	(2%)	11%	3,445	3,528	2%
Asia	1,931	1,695	2,245	2,088	2,099	1%	9%	6,112	6,432	5%
Total	9,248	8,220	9,694	9,721	9,514	(2%)	3%	28,800	28,929	-

Corporate / Other	493	470	431	532	402	(24%)	(18%)	1,612	1,365	(15%)

Total Citigroup - Net Revenues	$18,389	$17,124	$18,576	$18,758	$18,574	(1%)	1%	$55,730	$55,908	-

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)
Income (Loss) from Continuing Operations:

Global Consumer Banking
North America	$850	$933	$769	$721	$926	28%	9%	$2,407	$2,416	-
Latin America	331	208	252	262	238	(9%)	(28%)	707	752	6%
Asia (1)	383	378	416	430	422	(2%)	10%	1,116	1,268	14%
Total	1,564	1,519	1,437	1,413	1,586	12%	1%	4,230	4,436	5%

Institutional Clients Group
North America	871	745	714	1,022	801	(22%)	(8%)	2,759	2,537	(8%)
EMEA	971	819	1,125	1,005	1,060	5%	9%	3,070	3,190	4%
Latin America	544	346	503	491	466	(5%)	(14%)	1,555	1,460	(6%)
Asia	735	611	980	825	843	2%	15%	2,312	2,648	15%
Total	3,121	2,521	3,322	3,343	3,170	(5%)	2%	9,696	9,835	1%

Corporate / Other	(52)	265	(22)	36	187	NM	NM	(143)	201	NM

Income From Continuing Operations	$4,633	$4,305	$4,737	$4,792	$4,943	3%	7%	$13,783	$14,472	5%

Discontinued Operations	(8)	(8)	(2)	17	(15)	NM	(88%)	-	-	-

Net Income Attributable to Noncontrolling Interests	3	(16)	25	10	15	50%	NM	51	50	(2%)

Total Citigroup - Net Income	$4,622	$4,313	$4,710	$4,799	$4,913	2%	6%	$13,732	$14,422	5%

Average Assets (in billions of dollars)
North America	$998	$1,010	$999	$1,028	$1,054	3%	6%	$983	$1,028	5%
EMEA(1)	358	368	363	370	363	(2%)	1%	365	365	-
Latin America	126	123	126	128	130	2%	3%	127	128	1%
Asia(1)	344	347	352	355	356	-	3%	345	354	3%
Corporate / Other	97	89	99	98	97	(1%)	-	95	98	3%
Total	$1,923	$1,937	$1,939	$1,979	$2,000	1%	4%	$1,915	$1,973	3%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.69%	0.67%	0.60%	0.68%	0.65%			0.71%	0.65%
EMEA(1)	1.06%	0.87%	1.24%	1.08%	1.14%			1.11%	1.15%
Latin America	2.76%	1.79%	2.43%	2.36%	2.15%			2.38%	2.31%
Asia(1)	1.29%	1.13%	1.61%	1.42%	1.41%			1.33%	1.48%
Corporate/Other	(0.28%)	1.21%	(0.16%)	0.22%	0.68%			(0.24%)	0.25%
Total	0.95%	0.88%	0.98%	0.97%	0.97%			0.96%	0.98%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)
Net Interest Revenue	$7,236	$7,348	$7,253	$7,272	$7,431	2%	3%	$21,235	$21,956	3%
Non-Interest Revenue	1,412	1,086	1,198	1,233	1,227	-	(13%)	4,083	3,658	(10%)
Total Revenues, Net of Interest Expense	8,648	8,434	8,451	8,505	8,658	2%	-	25,318	25,614	1%
Total Operating Expenses	4,658	4,590	4,608	4,663	4,561	(2%)	(2%)	13,987	13,832	(1%)
Net Credit Losses	1,714	1,744	1,891	1,889	1,823	(3%)	6%	5,176	5,603	8%
Credit Reserve Build / (Release)	186	79	76	99	172	74%	(8%)	484	347	(28%)
Provision for Unfunded Lending Commitments	6	(8)	5	5	-	(100%)	(100%)	8	10	25%
Provision for Benefits and Claims	27	28	12	19	17	(11%)	(37%)	75	48	(36%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,933	1,843	1,984	2,012	2,012	-	4%	5,743	6,008	5%
Income from Continuing Operations before Taxes	2,057	2,001	1,859	1,830	2,085	14%	1%	5,588	5,774	3%
Income Taxes	493	482	422	417	499	20%	1%	1,358	1,338	(1%)
Income from Continuing Operations	1,564	1,519	1,437	1,413	1,586	12%	1%	4,230	4,436	5%
Noncontrolling Interests	1	3	-	1	2	100%	100%	4	3	(25%)
Net Income	$1,563	$1,516	$1,437	$1,412	$1,584	12%	1%	$4,226	$4,433	5%
EOP Assets (in billions of dollars)	$427	$432	$426	$437	$440	1%	3%
Average Assets (in billions of dollars)	$424	$428	$426	$431	$438	2%	3%	$421	$432	3%
Return on Average Assets (ROA)	1.46%	1.41%	1.37%	1.31%	1.43%			1.34%	1.37%
Efficiency Ratio	54%	54%	55%	55%	53%			55%	54%

Net Credit Losses as a % of Average Loans	2.22%	2.24%	2.48%	2.45%	2.31%			2.27%	2.41%

Revenue by Business
Retail Banking	$3,711	$3,382	$3,467	$3,574	$3,486	(2%)	(6%)	$10,658	$10,527	(1%)
Cards (1)	4,937	5,052	4,984	4,931	5,172	5%	5%	14,660	15,087	3%
Total	$8,648	$8,434	$8,451	$8,505	$8,658	2%	-	$25,318	$25,614	1%

Net Credit Losses by Business
Retail Banking	$243	$246	$256	$244	$246	1%	1%	$703	$746	6%
Cards (1)	1,471	1,498	1,635	1,645	1,577	(4%)	7%	4,473	4,857	9%
Total	$1,714	$1,744	$1,891	$1,889	$1,823	(3%)	6%	$5,176	$5,603	8%

Income from Continuing Operations by Business
Retail Banking	$663	$531	$526	$629	$575	(9%)	(13%)	$1,760	$1,730	(2%)
Cards (1)	901	988	911	784	1,011	29%	12%	2,470	2,706	10%
Total	$1,564	$1,519	$1,437	$1,413	$1,586	12%	1%	$4,230	$4,436	5%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,648	$8,434	$8,451	$8,505	$8,658	2%	-	$25,318	$25,614	1%
Impact of FX Translation (2)	(82)	20	(50)	(34)	-			(220)	-
Total Revenues - Ex-FX (2)	$8,566	$8,454	$8,401	$8,471	$8,658	2%	1%	$25,098	$25,614	2%

Total Operating Expenses – as Reported	$4,658	$4,590	$4,608	$4,663	$4,561	(2%)	(2%)	$13,987	$13,832	(1%)
Impact of FX Translation (2)	(44)	7	(33)	(21)	-			(135)	-
Total Operating Expenses - Ex-FX (2)	$4,614	$4,597	$4,575	$4,642	$4,561	(2%)	(1%)	$13,852	$13,832	-

Total Provisions for LLR & PBC - as Reported	$1,933	$1,843	$1,984	$2,012	$2,012	-	4%	$5,743	$6,008	5%
Impact of FX Translation (2)	(20)	6	(8)	(7)	-			(41)	-
Total Provisions for LLR & PBC - Ex-FX (2)	$1,913	$1,849	$1,976	$2,005	$2,012	-	5%	$5,702	$6,008	5%

Net Income – as Reported	$1,563	$1,516	$1,437	$1,412	$1,584	12%	1%	$4,226	$4,433	5%
Impact of FX Translation (2)	(14)	5	(5)	(4)	-			(30)	-
Net Income - Ex-FX (2)	$1,549	$1,521	$1,432	$1,408	$1,584	13%	2%	$4,196	$4,433	6%

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)

Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented. Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,417	2,410	2,404	2,399	2,394	-	(1%)
Accounts (in millions)	54.0	54.5	55.0	55.5	55.8	1%	3%
Average Deposits	$307.2	$306.5	$310.2	$312.9	$315.8	1%	3%
Investment Sales	$23.7	$21.2	$24.7	$26.2	$27.9	6%	18%
Investment Assets under Management (AUMs)	$169.0	$158.1	$171.4	$175.8	$177.2	1%	5%
Average Loans	$145.9	$145.0	$146.5	$147.4	$148.7	1%	2%
EOP Loans:
Mortgages	$80.9	$80.6	$80.8	$81.9	$83.0	1%	3%
Commercial Banking	37.2	36.3	37.1	37.6	36.7	(2%)	(1%)
Personal and Other	28.7	28.8	29.1	29.7	29.5	(1%)	3%
EOP Loans	$146.8	$145.7	$147.0	$149.2	$149.2	-	2%

Total Net Interest Revenue (in millions) (1)	$2,424	$2,423	$2,410	$2,434	$2,374	(2%)	(2%)
As a % of Average Loans	6.59%	6.63%	6.67%	6.62%	6.33%

Net Credit Losses (in millions)	$243	$246	$256	$244	$246	1%	1%
As a % of Average Loans	0.66%	0.67%	0.71%	0.66%	0.66%
Loans 90+ Days Past Due (in millions) (2)	$508	$485	$474	$456	$440	(4%)	(13%)
As a % of EOP Loans	0.35%	0.33%	0.32%	0.31%	0.30%
Loans 30-89 Days Past Due (in millions) (2)	$857	$790	$769	$869	$902	4%	5%
As a % of EOP Loans	0.59%	0.54%	0.53%	0.58%	0.61%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	141.4	141.8	140.1	139.5	138.2	(1%)	(2%)
Purchase Sales (in billions)	$134.9	$144.1	$128.0	$142.0	$141.8	-	5%

Average Loans (in billions) (3)	$160.9	$163.4	$162.7	$162.0	$164.6	2%	2%
EOP Loans (in billions) (3)	$162.2	$169.5	$160.3	$165.1	$165.8	-	2%
Average Yield (4)	13.37%	13.60%	13.95%	13.87%	13.87%
Total Net Interest Revenue (5)	$4,812	$4,925	$4,843	$4,838	$5,057	5%	5%
As a % of Average Loans (5)	11.87%	11.96%	12.07%	11.98%	12.19%
Net Credit Losses	$1,471	$1,498	$1,635	$1,645	$1,577	(4%)	7%
As a % of Average Loans	3.63%	3.64%	4.08%	4.07%	3.80%
Net Credit Margin (6)	$3,467	$3,554	$3,350	$3,286	$3,598	9%	4%
As a % of Average Loans (6)	8.55%	8.63%	8.35%	8.14%	8.67%
Loans 90+ Days Past Due	$1,896	$2,134	$2,111	$2,010	$2,078	3%	10%
As a % of EOP Loans	1.17%	1.26%	1.32%	1.22%	1.25%
Loans 30-89 Days Past Due	$2,033	$2,112	$2,007	$1,952	$2,153	10%	6%
As a % of EOP Loans	1.25%	1.25%	1.25%	1.18%	1.30%

(1)	Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Net Interest Revenue	$4,984	$5,107	$5,058	$5,030	$5,189	3%	4%	$14,514	$15,277	5%
Non-Interest Revenue	145	147	127	128	163	27%	12%	776	418	(46%)
Total Revenues, Net of Interest Expense (1)	5,129	5,254	5,185	5,158	5,352	4%	4%	15,290	15,695	3%
Total Operating Expenses	2,668	2,652	2,669	2,720	2,612	(4%)	(2%)	7,979	8,001	-
Net Credit Losses	1,242	1,281	1,429	1,428	1,355	(5%)	9%	3,816	4,212	10%
Credit Reserve Build / (Release)	116	84	98	82	175	NM	51%	354	355	-
Provision for Unfunded Lending Commitments	5	(3)	5	6	(1)	NM	NM	3	10	NM
Provision for Benefits and Claims	5	6	6	6	4	(33)%	(20%)	16	16	-
Provisions for Loan Losses and for Benefits and Claims	1,368	1,368	1,538	1,522	1,533	1%	12%	4,189	4,593	10%
Income from Continuing Operations before Taxes	1,093	1,234	978	916	1,207	32%	10%	3,122	3,101	(1%)
Income Taxes	243	301	209	195	281	44%	16%	715	685	(4%)
Income from Continuing Operations	850	933	769	721	926	28%	9%	2,407	2,416	-
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$850	$933	$769	$721	$926	28%	9%	$2,407	$2,416	-
Average Assets (in billions)	$249	$254	$250	$253	$258	2%	4%	$247	$254	3%
Return on Average Assets	1.35%	1.46%	1.25%	1.14%	1.42%			1.30%	1.27%
Efficiency Ratio	52%	50%	51%	53%	49%			52%	51%

Net Credit Losses as a % of Average Loans	2.56%	2.60%	2.97%	2.93%	2.70%			2.68%	2.87%

Revenue by Business
Retail Banking	$1,329	$1,331	$1,316	$1,351	$1,304	(3)%	(2%)	$3,984	$3,971	-
Citi-Branded Cards	2,108	2,226	2,195	2,197	2,334	6%	11%	6,402	6,726	5%
Citi Retail Services	1,692	1,697	1,674	1,610	1,714	6%	1%	4,904	4,998	2%
Total	$5,129	$5,254	$5,185	$5,158	$5,352	4%	4%	$15,290	$15,695	3%

Net Credit Losses by Business
Retail Banking	$32	$31	$60	$51	$45	(12%)	41%	$107	$156	46%
Citi-Branded Cards	644	650	706	723	712	(2%)	11%	1,952	2,141	10%
Citi Retail Services	566	600	663	654	598	(9%)	6%	1,757	1,915	9%
Total	$1,242	$1,281	$1,429	$1,428	$1,355	(5%)	9%	$3,816	$4,212	10%

Income from Continuing Operations by Business
Retail Banking	$131	$133	$83	$114	$109	(4%)	(17%)	$432	$306	(29%)
Citi-Branded Cards	375	472	382	364	441	21%	18%	1,109	1,187	7%
Citi Retail Services	344	328	304	243	376	55%	9%	866	923	7%
Total	$850	$933	$769	$721	$926	28%	9%	$2,407	$2,416	-

(1)	First quarter of 2018 includes an approximately $150 million gain on the sale of the Hilton Card portfolio.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	692	689	689	688	687	-	(1%)
Accounts (in millions)	9.0	9.1	9.1	9.1	9.1	-	1%
Average Deposits	$180.2	$180.6	$182.3	$183.0	$186.0	2%	3%
Investment Sales	$7.9	$8.1	$8.8	$9.6	$9.6	-	22%
Investment AUMs	$63.7	$60.1	$65.9	$68.2	$68.5	-	8%

Average Loans	$56.0	$56.5	$57.1	$57.9	$58.8	2%	5%

EOP Loans:
Mortgages	$44.6	$44.7	$44.7	$45.3	$46.3	2%	4%
Commercial Banking	9.3	9.7	10.4	10.7	10.7	-	15%
Personal and Other	2.4	2.4	2.2	2.3	2.2	(4%)	(8%)
Total EOP Loans	$56.3	$56.8	$57.3	$58.3	$59.2	2%	5%

Mortgage Originations (1)	$2.7	$2.3	$2.0	$3.9	$5.0	28%	85%

Third Party Mortgage Servicing Portfolio (EOP)	$45.4	$45.2	$44.9	$44.5	$44.2	(1%)	(3%)

Net Servicing & Gain/(Loss) on Sale (in millions)	$32.0	$25.6	$31.8	$31.3	$32.9	5%	3%

Saleable Mortgage Rate Locks	$1.1	$0.9	$1.1	$1.5	$1.9	27%	73%

Net Interest Revenue on Loans (in millions)	$216	$218	$223	$217	$206	(5%)	(5%)
As a % of Avg. Loans	1.53%	1.53%	1.58%	1.50%	1.39%

Net Credit Losses (in millions)	$32	$31	$60	$51	$45	(12%)	41%
As a % of Avg. Loans	0.23%	0.22%	0.43%	0.35%	0.30%

Loans 90+ Days Past Due (in millions) (2)	$188	$180	$179	$145	$146	1%	(22%)
As a % of EOP Loans	0.34%	0.32%	0.32%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions) (2)	$320	$282	$269	$361	$394	9%	23%
As a % of EOP Loans	0.58%	0.50%	0.47%	0.63%	0.67%

(1)	Originations of residential first mortgages.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $235 million and ($0.7 billion), $201 million and ($0.6 billion), $163 million and ($0.6 billion), $151 million and ($0.6 billion), and $140 million and ($0.6 billion) as of September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $82 million and ($0.7 billion), $78 million and ($0.6 billion), $71 million and ($0.6 billion), $83 million and ($0.6 billion), and  $74 million and ($0.6 billion) as of September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.4	34.6	34.8	34.8	34.7	-	1%
Purchase Sales (in billions)	$87.3	$91.6	$83.6	$93.2	$93.5	-	7%

Average Loans (in billions) (1)	$87.8	$88.8	$87.7	$88.4	$90.5	2%	3%

EOP Loans (in billions) (1)	$88.4	$91.8	$87.0	$90.6	$91.5	1%	4%

Average Yield (2)	10.34%	10.74%	11.24%	11.13%	11.19%
Total Net Interest Revenue (3)	$1,883	$1,968	$1,972	$1,974	$2,084	6%	11%
As a % of Avg. Loans (3)	8.51%	8.79%	9.12%	8.96%	9.14%
Net Credit Losses	$644	$650	$706	$723	$712	(2%)	11%
As a % of Average Loans	2.91%	2.90%	3.26%	3.28%	3.12%
Net Credit Margin (4)	$1,462	$1,574	$1,487	$1,470	$1,621	10%	11%
As a % of Avg. Loans (4)	6.61%	7.03%	6.88%	6.67%	7.11%
Loans 90+ Days Past Due	$707	$812	$828	$799	$807	1%	14%
As a % of EOP Loans	0.80%	0.88%	0.95%	0.88%	0.88%
Loans 30-89 Days Past Due	$722	$755	$731	$705	$800	13%	11%
As a % of EOP Loans	0.82%	0.82%	0.84%	0.78%	0.87%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	85.9	86.3	84.6	84.1	83.0	(1%)	(3%)
Purchase Sales (in billions)	$22.1	$25.5	$18.6	$22.5	$21.7	(4%)	(2%)

Average Loans (in billions) (1)	$49.0	$50.4	$50.2	$49.1	$49.7	1%	1%

EOP Loans (in billions) (1)	$49.4	$52.7	$48.9	$49.6	$50.0	1%	1%

Average Yield (2)	17.83%	17.78%	18.17%	18.10%	18.08%
Total Net Interest Revenue (3)	$2,099	$2,128	$2,078	$2,036	$2,136	5%	2%
As a % of Avg. Loans (3)	17.00%	16.75%	16.79%	16.63%	17.05%
Net Credit Losses	$566	$600	$663	$654	$598	(9%)	6%
As a % of Average Loans	4.58%	4.72%	5.36%	5.34%	4.77%
Net Credit Margin (4)	$1,123	$1,094	$1,007	$953	$1,113	17%	(1%)
As a % of Avg. Loans (4)	9.09%	8.61%	8.14%	7.79%	8.88%
Loans 90+ Days Past Due	$832	$952	$918	$840	$923	10%	11%
As a % of EOP Loans	1.68%	1.81%	1.88%	1.69%	1.85%
Loans 30-89 Days Past Due	$890	$932	$859	$831	$943	13%	6%
As a % of EOP Loans	1.80%	1.77%	1.76%	1.68%	1.89%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Net Interest Revenue	$1,042	$1,006	$975	$1,017	$1,017	-	(2%)	$3,052	$3,009	(1%)
Non-Interest Revenue (2)	622	350	406	415	373	(10%)	(40%)	1,327	1,194	(10%)
Total Revenues, Net of Interest Expense	1,664	1,356	1,381	1,432	1,390	(3%)	(16%)	4,379	4,203	(4%)
Total Operating Expenses	825	784	735	765	781	2%	(5%)	2,359	2,281	(3%)
Net Credit Losses	307	290	298	285	285	-	(7%)	863	868	1%
Credit Reserve Build / (Release)	31	(23)	(7)	10	(8)	NM	NM	106	(5)	NM
Provision for Unfunded Lending Commitments	-	(1)	-	(1)	-	100%	-	1	(1)	NM
Provision for Benefits and Claims	22	22	6	13	13	-	(41%)	59	32	(46%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	360	288	297	307	290	(6%)	(19%)	1,029	894	(13%)
Income from Continuing Operations before Taxes	479	284	349	360	319	(11%)	(33%)	991	1,028	4%
Income Taxes	148	76	97	98	81	(17%)	(45%)	284	276	(3%)
Income from Continuing Operations	331	208	252	262	238	(9%)	(28%)	707	752	6%
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$331	$208	$252	$262	$238	(9%)	(28%)	$707	$752	6%
Average Assets (in billions of dollars)	$45	$43	$44	$45	$47	4%	4%	$44	$45	2%
Return on Average Assets	2.92%	1.92%	2.32%	2.34%	2.01%			2.15%	2.23%
Efficiency Ratio	50%	58%	53%	53%	56%			54%	54%

Net Credit Losses as a % of Average Loans	4.63%	4.58%	4.72%	4.47%	4.45%			4.44%	4.55%

Revenue by Business
Retail Banking	$1,259	$959	$1,008	$1,015	$972	(4%)	(23%)	$3,211	$2,995	(7%)
Citi-Branded Cards	405	397	373	417	418	-	3%	1,168	1,208	3%
Total	$1,664	$1,356	$1,381	$1,432	$1,390	(3%)	(16%)	$4,379	$4,203	(4%)

Net Credit Losses by Business
Retail Banking	$153	$144	$138	$129	$129	-	(16%)	$423	$396	(6%)
Citi-Branded Cards	154	146	160	156	156	-	1%	440	472	7%
Total	$307	$290	$298	$285	$285	-	(7%)	$863	$868	1%

Income from Continuing Operations by Business
Retail Banking	$276	$147	$197	$192	$155	(19%)	(44%)	$562	$544	(3%)
Citi-Branded Cards	55	61	55	70	83	19%	51%	145	208	43%
Total	$331	$208	$252	$262	$238	(9%)	(28%)	$707	$752	6%

FX Translation Impact:
Total Revenue - as Reported	$1,664	$1,356	$1,381	$1,432	$1,390	(3%)	(16%)	$4,379	$4,203	(4%)
Impact of FX Translation (3)	(59)	32	(23)	(19)	-			(86)	-
Total Revenues - Ex-FX (3)	$1,605	$1,388	$1,358	$1,413	$1,390	(2%)	(13%)	$4,293	$4,203	(2%)

Total Operating Expenses - as Reported	$825	$784	$735	$765	$781	2%	(5%)	$2,359	$2,281	(3%)
Impact of FX Translation (3)	(26)	16	(11)	(10)	-			(41)	-
Total Operating Expenses - Ex-FX (3)	$799	$800	$724	$755	$781	3%	(2%)	$2,318	$2,281	(2%)

Provisions for LLR & PBC - as Reported	$360	$288	$297	$307	$290	(6%)	(19%)	$1,029	$894	(13%)
Impact of FX Translation (3)	(14)	8	(5)	(5)	-			(22)	-
Provisions for LLR & PBC - Ex-FX (3)	$346	$296	$292	$302	$290	(4%)	(16%)	$1,007	$894	(11%)

Net Income - as Reported	$331	$208	$252	$262	$238	(9%)	(28%)	$707	$752	6%
Impact of FX Translation (3)	(14)	5	(4)	(3)	-			(16)	-
Net Income - Ex-FX (3)	$317	$213	$248	$259	$238	(8%)	(25%)	$691	$752	9%

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Third quarter of 2018 includes an approximately $250 million gain on the sale of an asset management business.
(3)	Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,463	1,463	1,464	1,459	1,458	-	-
Accounts (in millions)	29.1	29.4	30.0	30.3	30.3	-	4%
Average Deposits	$29.4	$28.2	$28.6	$29.2	$29.2	-	(1%)
Investment Sales	$6.7	$6.3	$6.6	$6.5	$7.0	8%	4%
Investment AUMs	$35.5	$30.4	$32.2	$32.8	$33.8	3%	(5%)
Average Loans	$20.7	$19.6	$19.9	$20.0	$19.8	(1%)	(4%)
EOP Loans:
Mortgages	$4.3	$4.0	$4.1	$4.2	$4.2	-	(2%)
Commercial Banking	10.6	9.9	9.9	10.3	9.7	(6%)	(8%)
Personal and Other	6.1	5.8	5.7	5.6	5.4	(4%)	(11%)
Total EOP Loans	$21.0	$19.7	$19.7	$20.1	$19.3	(4%)	(8%)

Total Net Interest Revenue (in millions) (1)	$711	$682	$672	$677	$676	-	(5%)
As a % of Average Loans (1)	13.63%	13.80%	13.70%	13.58%	13.55%
Net Credit Losses (in millions)	$153	$144	$138	$129	$129	-	(16%)
As a % of Average Loans	2.93%	2.91%	2.81%	2.59%	2.58%
Loans 90+ Days Past Due (in millions)	$126	$127	$114	$124	$113	(9%)	(10%)
As a % of EOP Loans	0.60%	0.64%	0.58%	0.62%	0.59%
Loans 30-89 Days Past Due (in millions)	$235	$201	$201	$206	$205	-	(13%)
As a % of EOP Loans	1.12%	1.02%	1.02%	1.02%	1.06%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.6	5.5	5.4	5.3	(2%)	(7%)
Purchase Sales (in billions)	$4.6	$4.8	$4.4	$4.7	$4.7	-	2%
Average Loans (in billions) (2)	$5.6	$5.5	$5.7	$5.6	$5.6	-	-
EOP Loans (in billions) (2)	$5.8	$5.7	$5.6	$5.7	$5.5	(4%)	(5%)
Average Yield (3)	24.44%	24.61%	23.68%	25.21%	24.97%	(1%)	2%

Total Net Interest Revenue (in millions) (4)	$331	$324	$303	$340	$341	-	3%
As a % of Average Loans (4)	23.45%	23.37%	21.56%	24.35%	24.16%
Net Credit Losses (in millions)	$154	$146	$160	$156	$156	-	1%
As a % of Average Loans	10.91%	10.53%	11.38%	11.17%	11.05%
Net Credit Margin (in millions) (5)	$257	$256	$220	$268	$269	-	5%
As a % of Average Loans (5)	18.21%	18.47%	15.65%	19.20%	19.06%
Loans 90+ Days Past Due (in millions)	$169	$171	$165	$169	$152	(10%)	(10%)
As a % of EOP Loans	2.91%	3.00%	2.95%	2.96%	2.76%
Loans 30-89 Days Past Due (in millions)	$170	$170	$161	$159	$161	1%	(5%)
As a % of EOP Loans	2.93%	2.98%	2.88%	2.79%	2.93%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Net Interest Revenue	$1,210	$1,235	$1,220	$1,225	$1,225	-	1%	$3,669	$3,670	-
Non-Interest Revenue	645	589	665	690	691	-	7%	1,980	2,046	3%
Total Revenues, Net of Interest Expense	1,855	1,824	1,885	1,915	1,916	-	3%	5,649	5,716	1%
Total Operating Expenses	1,165	1,154	1,204	1,178	1,168	(1%)	-	3,649	3,550	(3%)
Net Credit Losses	165	173	164	176	183	4%	11%	497	523	5%
Credit Reserve Build / (Release)	39	18	(15)	7	5	(29%)	(87%)	24	(3)	NM
Provision for Unfunded Lending Commitments	1	(4)	-	-	1	100%	-	4	1	(75%)
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	205	187	149	183	189	3%	(8%)	525	521	(1%)
Income from Continuing Operations before Taxes	485	483	532	554	559	1%	15%	1,475	1,645	12%
Income Taxes	102	105	116	124	137	10%	34%	359	377	5%
Income from Continuing Operations	383	378	416	430	422	(2%)	10%	1,116	1,268	14%
Noncontrolling Interests	1	3	-	1	2	100%	100%	4	3	(25%)
Net Income	$382	$375	$416	$429	$420	(2%)	10%	$1,112	$1,265	14%
Average Assets (in billions)	$130	$131	$132	$133	$133	-	2%	$130	$133	2%
Return on Average Assets	1.17%	1.14%	1.28%	1.29%	1.25%			1.14%	1.27%
Efficiency Ratio	63%	63%	64%	62%	61%			65%	62%

Net Credit Losses as a % of Average Loans	0.75%	0.78%	0.75%	0.80%	0.82%			0.75%	0.79%

Revenue by Business
Retail Banking	$1,123	$1,092	$1,143	$1,208	$1,210	-	8%	$3,463	$3,561	3%
Citi-Branded Cards	732	732	742	707	706	-	(4%)	2,186	2,155	(1%)
Total	$1,855	$1,824	$1,885	$1,915	$1,916	-	3%	$5,649	$5,716	1%

Net Credit Losses by Business
Retail Banking	$58	$71	$58	$64	$72	13%	24%	$173	$194	12%
Citi-Branded Cards	107	102	106	112	111	(1%)	4%	324	329	2%
Total	$165	$173	$164	$176	$183	4%	11%	$497	$523	5%

Income from Continuing Operations by Business
Retail Banking	$256	$251	$246	$323	$311	(4%)	21%	$766	$880	15%
Citi-Branded Cards	127	127	170	107	111	4%	(13%)	350	388	11%
Total	$383	$378	$416	$430	$422	(2%)	10%	$1,116	$1,268	14%

FX Translation Impact:
Total Revenue - as Reported	$1,855	$1,824	$1,885	$1,915	$1,916	-	3%	$5,649	$5,716	1%
Impact of FX Translation (2)	(23)	(12)	(27)	(15)	-			(134)	-
Total Revenues - Ex-FX (2)	$1,832	$1,812	$1,858	$1,900	$1,916	1%	5%	$5,515	$5,716	4%

Total Operating Expenses - as Reported	$1,165	$1,154	$1,204	$1,178	$1,168	(1%)	-	$3,649	$3,550	(3%)
Impact of FX Translation (2)	(18)	(9)	(22)	(11)	-			(94)	-
Total Operating Expenses - Ex-FX (2)	$1,147	$1,145	$1,182	$1,167	$1,168	-	2%	$3,555	$3,550	-

Provisions for LLR & PBC - as Reported	$205	$187	$149	$183	$189	3%	(8%)	$525	$521	(1%)
Impact of FX Translation (2)	(6)	(2)	(3)	(2)	-			(19)	-
Provisions for LLR & PBC - Ex-FX (2)	$199	$185	$146	$181	$189	4%	(5%)	$506	$521	3%

Net Income - as Reported	$382	$375	$416	$429	$420	(2%)	10%	$1,112	$1,265	14%
Impact of FX Translation (2)	-	-	(1)	(1)	-			(14)	-
Net Income - Ex-FX (2)	$382	$375	$415	$428	$420	(2%)	10%	$1,098	$1,265	15%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 2

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	262	258	251	252	249	(1%)	(5%)
Accounts (in millions)	15.9	16.0	15.9	16.1	16.4	2%	3%
Average Deposits	$97.6	$97.7	$99.3	$100.7	$100.6	-	3%
Investment Sales	$9.1	$6.8	$9.3	$10.1	$11.3	12%	24%
Investment AUMs	$69.8	$67.6	$73.3	$74.8	$74.9	-	7%
Average Loans	$69.2	$68.9	$69.5	$69.5	$70.1	1%	1%
EOP Loans:
Mortgages	$32.0	$31.9	$32.0	$32.4	$32.5	-	2%
Commercial Banking	17.3	16.7	16.8	16.6	16.3	(2%)	(6%)
Personal and Other	20.2	20.6	21.2	21.8	21.9	-	8%
Total EOP Loans	$69.5	$69.2	$70.0	$70.8	$70.7	-	2%

Total Net Interest Revenue (in millions) (2)	$711	$730	$730	$737	$729	(1%)	3%
As a % of Average Loans (2)	4.08%	4.20%	4.26%	4.25%	4.13%
Net Credit Losses (in millions)	$58	$71	$58	$64	$72	13%	24%
As a % of Average Loans	0.33%	0.41%	0.34%	0.37%	0.41%
Loans 90+ Days Past Due (in millions)	$194	$178	$181	$187	$181	(3%)	(7%)
As a % of EOP Loans	0.28%	0.26%	0.26%	0.26%	0.26%
Loans 30-89 Days Past Due (in millions)	$302	$307	$299	$302	$303	-	-
As a % of EOP Loans	0.43%	0.44%	0.43%	0.43%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.4	15.3	15.2	15.2	15.2	-	(1%)
Purchase Sales (in billions)	$20.9	$22.2	$21.4	$21.6	$21.9	1%	5%
Average Loans (in billions) (3)	$18.5	$18.7	$19.1	$18.9	$18.8	(1%)	2%
EOP Loans (in billions) (3)	$18.6	$19.3	$18.8	$19.2	$18.8	(2%)	1%
Average Yield (4)	12.49%	12.58%	12.42%	12.33%	12.39%	-	(1%)

Total Net Interest Revenue (in millions) (5)	$499	$505	$490	$488	$496	2%	(1%)
As a % of Average Loans (6)	10.70%	10.71%	10.40%	10.36%	10.47%
Net Credit Losses (in millions)	$107	$102	$106	$112	$111	(1%)	4%
As a % of Average Loans	2.29%	2.16%	2.25%	2.38%	2.34%
Net Credit Margin (in millions) (6)	$625	$630	$636	$595	$595	-	(5%)
As a % of Average Loans (6)	13.40%	13.37%	13.50%	12.63%	12.56%
Loans 90+ Days Past Due	$188	$199	$200	$202	$196	(3%)	4%
As a % of EOP Loans	1.01%	1.03%	1.06%	1.05%	1.04%
Loans 30-89 Days Past Due	$251	$255	$256	$257	$249	(3%)	(1%)
As a % of EOP Loans	1.35%	1.32%	1.36%	1.34%	1.32%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Commissions and Fees	$1,085	$1,091	$1,121	$1,046	$1,091	4%	1%	$3,425	$3,258	(5%)
Administration and Other Fiduciary Fees	686	662	670	696	693	-	1%	2,093	2,059	(2%)
Investment Banking	1,029	1,092	1,112	1,100	1,044	(5%)	1%	3,260	3,256	-
Principal Transactions	2,252	1,287	2,632	1,930	2,578	34%	14%	7,435	7,140	(4%)
Other (1)	184	122	284	716	310	(57%)	68%	828	1,310	58%
Total Non-Interest Revenue	5,236	4,254	5,819	5,488	5,716	4%	9%	17,041	17,023	-
Net Interest Revenue (including Dividends)	4,012	3,966	3,875	4,233	3,798	(10%)	(5%)	11,759	11,906	1%
Total Revenues, Net of Interest Expense	9,248	8,220	9,694	9,721	9,514	(2%)	3%	28,800	28,929	-
Total Operating Expenses	5,194	4,829	5,427	5,356	5,418	1%	4%	16,160	16,201	-
Net Credit Losses	23	45	55	72	89	24%	NM	127	216	70%
Credit Reserve Build / (Release)	7	32	(54)	47	(7)	NM	NM	(136)	(14)	90%
Provision for Unfunded Lending Commitments	41	52	20	(16)	9	NM	(78%)	64	13	(80%)
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims	71	129	21	103	91	(12%)	28%	55	215	NM
Income from Continuing Operations before Taxes	3,983	3,262	4,246	4,262	4,005	(6%)	1%	12,585	12,513	(1%)
Income Taxes	862	741	924	919	835	(9%)	(3%)	2,889	2,678	(7%)
Income from Continuing Operations	3,121	2,521	3,322	3,343	3,170	(5%)	2%	9,696	9,835	1%
Noncontrolling Interests	(6)	(4)	11	10	8	(20%)	NM	21	29	38%
Net Income	$3,127	$2,525	$3,311	$3,333	$3,162	(5%)	1%	$9,675	$9,806	1%
EOP Assets (in billions)	$1,404	$1,394	$1,425	$1,454	$1,479	2%	5%
Average Assets (in billions)	$1,402	$1,420	$1,414	$1,450	$1,465	1%	4%	$1,399	$1,443	3%
Return on Average Assets (ROA)	0.88%	0.71%	0.95%	0.92%	0.86%			0.92%	0.91%
Efficiency Ratio	56%	59%	56%	55%	57%			56%	56%

Revenue by Region
North America	$3,329	$2,809	$3,119	$3,478	$3,104	(11%)	(7%)	$10,106	$9,701	(4%)
EMEA	2,927	2,633	3,170	2,960	3,138	6%	7%	9,137	9,268	1%
Latin America	1,061	1,083	1,160	1,195	1,173	(2%)	11%	3,445	3,528	2%
Asia	1,931	1,695	2,245	2,088	2,099	1%	9%	6,112	6,432	5%
Total Revenues, net of Interest Expense	$9,248	$8,220	$9,694	$9,721	$9,514	(2%)	3%	$28,800	$28,929	-

Income (loss) from Continuing Operations by Region
North America	$871	$745	$714	$1,022	$801	(22%)	(8%)	$2,759	$2,537	(8%)
EMEA	971	819	1,125	1,005	1,060	5%	9%	3,070	3,190	4%
Latin America	544	346	503	491	466	(5%)	(14%)	1,555	1,460	(6%)
Asia	735	611	980	825	843	2%	15%	2,312	2,648	15%
Income from Continuing Operations	$3,121	$2,521	$3,322	$3,343	$3,170	(5%)	2%	$9,696	$9,835	1%

Average Loans by Region (in billions)
North America	$166	171	$176	$178	$179	1%	8%	$164	$177	8%
EMEA	82	83	84	85	88	4%	7%	80	86	8%
Latin America	33	34	34	33	31	(6%)	(6%)	33	33	-
Asia	65	63	63	63	63	-	(3%)	67	63	(6%)
Total	$346	$351	$357	$359	$361	1%	4%	$344	$359	4%

EOP Deposits by Region (in billions)
North America	$318	$323	$318	$325	$357	10%	13%
EMEA	180	184	197	196	195	(1%)	8%
Latin America	26	27	28	28	28	1%	6%
Asia	161	156	159	166	173	4%	7%
Total	$685	$690	$702	$715	$753	5%	10%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$470	$472	$475	$488	$506	4%	8%
All Other ICG Businesses	215	218	227	227	247	9%	15%
Total	$685	$690	$702	$715	$753	5%	10%

(1)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$262	$463	$378	$232	$276	19%	5%	$838	$886	6%
Equity Underwriting	259	181	172	314	247	(21%)	(5%)	810	733	(10%)
Debt Underwriting	660	634	804	737	705	(4%)	7%	2,085	2,246	8%
Total Investment Banking	1,181	1,278	1,354	1,283	1,228	(4%)	4%	3,733	3,865	4%
Treasury and Trade Solutions	2,283	2,402	2,395	2,441	2,410	(1%)	6%	6,887	7,246	5%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	563	559	569	538	527	(2%)	(6%)	1,673	1,634	(2%)
Private Bank	849	797	880	866	867	-	2%	2,601	2,613	-
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,876	$5,036	$5,198	$5,128	$5,032	(2%)	3%	$14,894	$15,358	3%

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	(106)	105	(231)	(75)	(33)	56%	69%	(60)	(339)	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,770	$5,141	$4,967	$5,053	$4,999	(1%)	5%	$14,834	$15,019	1%

Fixed Income Markets	$3,206	$1,948	$3,452	$3,323	$3,211	(3%)	-	$9,713	$9,986	3%
Equity Markets	792	668	842	790	760	(4%)	(4%)	2,759	2,392	(13%)
Securities Services	672	653	638	682	664	(3%)	(1%)	1,978	1,984	-
Other	(192)	(190)	(205)	(127)	(120)	6%	38%	(484)	(452)	7%
Total Markets and Securities Services	$4,478	$3,079	$4,727	$4,668	$4,515	(3%)	1%	$13,966	$13,910	-
Total Revenues, net of Interest Expense	$9,248	$8,220	$9,694	$9,721	$9,514	(2%)	3%	$28,800	$28,929	-

Taxable-equivalent adjustments (2)	$98	$126	$104	$105	$122	16%	24%	$290	$331	14%

Total ICG Revenues including taxable-equivalent adjustments (2)	$9,346	$8,346	$9,798	$9,826	$9,636	(2%)	3%	$29,090	$29,260	1%

Commissions and Fees	$164	$184	$174	$198	$194	(2%)	18%	$521	$566	9%
Principal Transactions (3)	2,026	802	2,377	1,870	2,080	11%	3%	6,332	6,327	-
Other (4)	86	(9)	150	533	183	(66%)	NM	389	866	NM
Total Non-Interest Revenue	$2,276	$977	$2,701	$2,601	$2,457	(6%)	8%	$7,242	$7,759	7%
Net Interest Revenue	930	971	751	722	754	4%	(19%)	2,471	2,227	(10%)
Total Fixed Income Markets	$3,206	$1,948	$3,452	$3,323	$3,211	(3%)	-	$9,713	$9,986	3%

Rates and Currencies	$2,353	$1,415	$2,402	$2,118	$2,491	18%	6%	$7,071	$7,011	(1%)
Spread Products / Other Fixed Income	853	533	1,050	1,205	720	(40%)	(16%)	2,642	2,975	13%
Total Fixed Income Markets	$3,206	$1,948	$3,452	$3,323	$3,211	(3%)	-	$9,713	$9,986	3%

Commissions and Fees	$285	$313	$293	$274	$287	5%	1%	$954	$854	(10%)
Principal Transactions (3)	284	318	396	7	388	NM	37%	922	791	(14%)
Other	(4)	14	7	10	2	(80%)	NM	96	19	(80%)
Total Non-Interest Revenue	$565	$645	$696	$291	$677	NM	20%	$1,972	$1,664	(16%)
Net Interest Revenue	227	23	146	499	83	(83%)	(63%)	787	728	(7%)
Total Equity Markets	$792	$668	$842	$790	$760	(4%)	(4%)	$2,759	$2,392	(13%)

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.
(3)	Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.
(4)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)
Net Interest Revenue	$554	$609	$631	$445	$412	(7%)	(26%)	$1,645	$1,488	(10%)
Non-interest revenue	(61)	(139)	(200)	87	(10)	NM	84%	(33)	(123)	NM
Total Revenues, Net of Interest Expense	493	470	431	532	402	(24%)	(18%)	1,612	1,365	(15%)
Total Operating Expenses	459	474	549	481	485	1%	6%	1,801	1,515	(16%)
Net Credit Losses	19	(3)	2	2	1	(50%)	(95%)	24	5	(79%)
Credit Reserve Build / (Release)	(43)	(47)	(26)	(20)	(16)	20%	63%	(171)	(62)	64%
Provision for Benefits and Claims	(1)	-	-	-	-	-	100%	(2)	-	100%
Provision for Unfunded Lending Commitments	(5)	3	(1)	(4)	-	NM	100%	(6)	(5)	17%
Total provisions for credit losses and for benefits and claims	(30)	(47)	(25)	(22)	(15)	32%	50%	(155)	(62)	60%
Income from Continuing Operations before Taxes	64	43	(93)	73	(68)	NM	NM	(34)	(88)	NM
Income Taxes (Benefits) (2) (3)	116	(222)	(71)	37	(255)	NM	NM	109	(289)	NM
Income (Loss) from Continuing Operations	(52)	265	(22)	36	187	NM	NM	(143)	201	NM
Income (Loss) from Discontinued Operations, net of taxes	(8)	(8)	(2)	17	(15)	NM	(88)%	-	-	-
Noncontrolling Interests	8	(15)	14	(1)	5	NM	(38%)	26	18	(31%)
Net Income (Loss)	$(68)	$272	$(38)	$54	$167	NM	NM	$(169)	$183	NM
EOP Assets (in billions of dollars)	$94	$91	$107	$97	$96	(1%)	2%
Average Assets (in billions of dollars)	$97	$89	$99	$98	$97	(1%)	-	$95	$98	3%
Return on Average Assets	(0.28%)	1.21%	(0.16%)	0.22%	0.68%			(0.24%)	0.25%
Efficiency Ratio	93%	101%	127%	90%	121%			112%	111%

Consumer - North America - Key Indicators

Average Loans (in billions of dollars)	$17.0	$15.9	$13.6	$12.3	$11.2	(9%)	(34%)	$18.7	$12.4
EOP Loans (in billions of dollars)	$16.4	$15.3	$12.6	$11.6	$10.8	(7%)	(34%)
Net Interest Revenue	$154	$137	$104	$81	$75	(7%)	(51%)
As a % of Average Loans	3.59%	3.42%	3.10%	2.64%	2.66%
Net Credit Losses	$12	$-	$1	$4	$1	(75%)	(92%)	$(15)	$6
As a % of Average Loans	0.28%	0.00%	0.03%	0.13%	0.04%			-0.08%	0.05%
Loans 90+ Days Past Due (4)	$401	$382	$354	$327	$293	(10%)	(27%)
As a % of EOP Loans	2.57%	2.62%	2.97%	3.00%	2.87%
Loans 30-89 Days Past Due (4)	$422	$362	$348	$334	$288	(14%)	(32%)
As a % of EOP Loans	2.71%	2.48%	2.92%	3.06%	2.82%

(1)     Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.

(2)     3Q19 includes discrete tax items, including an approximately $180 million benefit of a reduction in Citi’s valuation allowance related to Citi’s Deferred Tax Asset (DTA).

(3)     4Q18 includes a one-time benefit of $94 million, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(4)     The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.4 billion and ($0.8 billion), $0.3 billion and ($0.7 billion), $0.3 billion and ($0.7 billion), $0.3 billion and ($0.7 billion), and $0.2 billion and ($0.6 billion) as of September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($0.8 billion), $0.1 billion and ($0.7 billion), $0.1 billion and ($0.7 billion),$0.1 billion and ($0.7 billion), and $0.1 billion and ($0.6 billion) as of September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2018	2019	2019(5)	2018	2019	2019(5)	2018		2019		2019(5)
Assets:
Deposits with Banks	$186,907	$192,483	$194,972	$629	$736	$736	1.34%		1.53%		1.50%
Securities Borrowed and Purchased under Resale Agreements (6)	268,509	266,650	264,008	1,425	1,897	1,747	2.11%		2.85%		2.63%
Trading Account Assets (7)	205,013	245,726	251,225	1,662	2,143	1,896	3.22%		3.50%		2.99%
Investments	347,490	347,401	352,463	2,421	2,529	2,434	2.76%		2.92%		2.74%
Total Loans (net of Unearned Income) (8)	670,273	679,622	684,980	11,657	11,999	12,012	6.90%		7.08%		6.96%
Other Interest-Earning Assets	63,741	67,885	63,869	434	457	399	2.70%		2.70%		2.48%
Total Average Interest-Earning Assets	$1,741,933	$1,799,767	$1,811,517	$18,228	$19,761	$19,224	4.15%		4.40%		4.21%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$793,876	$862,720	$891,917	$2,269	$3,095	$3,170	1.13%		1.44%		1.41%
Deposit Insurance and FDIC Assessment	-	-	-	311	189	199
Total Deposits	793,876	862,720	891,917	2,580	3,284	3,369	1.29%		1.53%		1.50%
Securities Loaned and Sold under Repurchase Agreements (6)	175,832	189,045	197,996	1,250	1,724	1,630	2.82%		3.66%		3.27%
Trading Account Liabilities (7)	96,131	95,004	86,450	273	320	345	1.13%		1.35%		1.58%
Short-Term Borrowings	108,171	106,205	92,755	578	715	609	2.12%		2.70%		2.60%
Long-Term Debt (9)	205,589	202,524	197,641	1,687	1,719	1,583	3.26%		3.40%		3.18%
Total Average Interest-Bearing Liabilities	$1,379,599	$1,455,498	$1,466,759	$6,368	$7,762	$7,536	1.83%		2.14%		2.04%

Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,379,599	$1,455,498	$1,466,759	$6,057	$7,573	$7,337	1.74%		2.09%		1.98%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,860	$11,999	$11,688	2.70%		2.67%		2.56%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,171	$12,188	$11,887	2.77%		2.72%		2.60%

3Q19 Increase (Decrease) From							(14)	bps	(11)	bps

3Q19 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(17)	bps	(12)	bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $58 million for the third quarter of 2018, $49 million for the second quarter of 2019 and $47 million for the third quarter of 2019.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Third quarter of 2019 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal Transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18
Global Consumer Banking
North America	$181.9	$181.2	$185.4	$184.0	$191.6	4%	5%
Latin America	30.1	27.7	28.4	29.2	28.3	(3%)	(6%)
Asia (1)	98.7	99.2	101.7	102.6	102.3	-	4%
Total	$310.7	$308.1	$315.5	$315.8	$322.2	2%	4%

ICG
North America	$317.5	$323.1	$317.3	$325.0	$357.3	10%	13%
EMEA	180.0	183.6	196.7	195.9	194.7	(1%)	8%
Latin America	26.3	27.1	28.2	27.6	27.8	1%	6%
Asia	160.9	156.1	159.3	166.3	172.8	4%	7%
Total	$684.7	$689.9	$701.5	$714.8	$752.6	5%	10%

Corporate/Other	$9.8	$15.2	$13.4	$15.0	$13.0	(13%)	33%

Total Deposits - EOP	$1,005.2	$1,013.2	$1,030.4	$1,045.6	$1,087.8	4%	8%

Total Deposits - Average	$985.7	$1,005.7	$1,017.1	$1,039.9	$1,066.3	3%	8%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$1,005.2	$1,013.2	$1,030.4	$1,045.6	$1,087.8	4%	8%
Impact of FX Translation (2)	(11.4)	(8.3)	(9.0)	(9.9)	-
Total EOP Deposits - Ex-FX (2)	$993.8	$1,004.9	$1,021.4	$1,035.7	$1,087.8	5%	9%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

EOP LOANS

(In billions of dollars)

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18
Global Consumer Banking

North America
Credit Cards	$137.8	$144.5	$135.9	$140.2	$141.5	1%	3%
Retail Banking	56.3	56.8	57.3	58.3	59.2	2%	5%
Total	$194.1	$201.3	$193.2	$198.5	$200.7	1%	3%

Latin America
Credit Cards	$5.8	$5.7	$5.6	$5.7	$5.5	(4%)	(5%)
Retail Banking	21.0	19.7	19.7	20.1	19.3	(4%)	(8%)
Total	$26.8	$25.4	$25.3	$25.8	$24.8	(4%)	(7%)

Asia (1)
Credit Cards	$18.6	$19.3	$18.8	$19.2	$18.8	(2%)	1%
Retail Banking	69.5	69.2	70.0	70.8	70.7	-	2%
Total	$88.1	$88.5	$88.8	$90.0	$89.5	(1%)	2%

Total GCB Consumer Loans
Credit Cards	$162.2	$169.5	$160.3	$165.1	$165.8	-	2%
Retail Banking	146.8	145.7	147.0	149.2	149.2	-	2%
Total GCB	$309.0	$315.2	$307.3	$314.3	$315.0	-	2%

Total Corporate/Other - Consumer	$16.5	$15.3	$12.6	$11.7	$11.0	(6%)	(33%)
Total Consumer Loans	$325.5	$330.5	$319.9	$326.0	$326.0	-	-

Corporate Loans - By Region
North America	$167.8	$174.8	$180.8	$181.3	$180.8	-	8%
EMEA	83.8	84.3	86.0	87.8	91.9	5%	10%
Latin America	34.0	33.5	32.9	31.5	30.1	(4%)	(11%)
Asia	63.8	61.1	62.8	62.1	62.9	1%	(1%)
Total Corporate Loans	$349.4	$353.7	$362.5	$362.7	$365.7	1%	5%

Corporate Loans - By Product
Corporate Lending	$127.8	$129.3	$133.1	$130.1	$128.3	(1%)	-
Private Bank	94.4	95.7	99.6	102.6	105.3	3%	12%
Treasury and Trade Solutions	79.3	78.2	77.5	77.2	76.7	(1%)	(3%)
Markets and Securities Services	47.9	50.5	52.3	52.8	55.4	5%	16%
Total Corporate Loans	$349.4	$353.7	$362.5	$362.7	$365.7	1%	5%

Total Loans	$674.9	$684.2	$682.3	$688.7	$691.7	-	2%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$674.9	$684.2	$682.3	$688.7	$691.7	-	2%
Impact of FX Translation (2)	(7.3)	(5.1)	(5.5)	(5.8)	-
Total EOP Loans - Ex-FX (2)	$667.6	$679.1	$676.8	$682.9	$691.7	1%	4%

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2018	2018	2019	2019	2019	2019
GCB (2)
Total	$2,404	$2,619	$2,585	$2,466	$2,518	$315.0
Ratio	0.78%	0.83%	0.84%	0.79%	0.80%

Retail Bank (2)
Total	$508	$485	$474	$456	$440	$149.2
Ratio	0.35%	0.33%	0.32%	0.31%	0.30%
North America (2)	$188	$180	$179	$145	$146	$59.2
Ratio	0.34%	0.32%	0.32%	0.25%	0.25%
Latin America	$126	$127	$114	$124	$113	$19.3
Ratio	0.60%	0.64%	0.58%	0.62%	0.59%
Asia (3)	$194	$178	$181	$187	$181	$70.7
Ratio	0.28%	0.26%	0.26%	0.26%	0.26%

Cards
Total	$1,896	$2,134	$2,111	$2,010	$2,078	$165.8
Ratio	1.17%	1.26%	1.32%	1.22%	1.25%
North America - Citi-Branded	$707	$812	$828	$799	$807	$91.5
Ratio	0.80%	0.88%	0.95%	0.88%	0.88%
North America - Retail Services	$832	$952	$918	$840	$923	$50.0
Ratio	1.68%	1.81%	1.88%	1.69%	1.85%
Latin America	$169	$171	$165	$169	$152	$5.5
Ratio	2.91%	3.00%	2.95%	2.96%	2.76%
Asia (3)	$188	$199	$200	$202	$196	$18.8
Ratio	1.01%	1.03%	1.06%	1.05%	1.04%

Corporate/Other - Consumer (2)	$401	$382	$354	$327	$293	$11.0
Ratio	2.57%	2.62%	2.97%	2.97%	2.82%

Total Citigroup (2)	$2,805	$3,001	$2,939	$2,793	$2,811	$326.0
Ratio	0.87%	0.91%	0.92%	0.86%	0.87%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2018	2018	2019	2019	2019	2019

GCB (2)
Total	$2,890	$2,902	$2,776	$2,821	$3,055	$315.0
Ratio	0.94%	0.92%	0.91%	0.90%	0.97%

Retail Bank (2)
Total	$857	$790	$769	$869	$902	$149.2
Ratio	0.59%	0.54%	0.53%	0.58%	0.61%
North America (2)	$320	$282	$269	$361	$394	$59.2
Ratio	0.58%	0.50%	0.47%	0.63%	0.67%
Latin America	$235	$201	$201	$206	$205	$19.3
Ratio	1.12%	1.02%	1.02%	1.02%	1.06%
Asia (3)	$302	$307	$299	$302	$303	$70.7
Ratio	0.43%	0.44%	0.43%	0.43%	0.43%

Cards
Total	$2,033	$2,112	$2,007	$1,952	$2,153	$165.8
Ratio	1.25%	1.25%	1.25%	1.18%	1.30%
North America - Citi-Branded	$722	$755	$731	$705	$800	$91.5
Ratio	0.82%	0.82%	0.84%	0.78%	0.87%
North America - Retail Services	$890	$932	$859	$831	$943	$50.0
Ratio	1.80%	1.77%	1.76%	1.68%	1.89%
Latin America	$170	$170	$161	$159	$161	$5.5
Ratio	2.93%	2.98%	2.88%	2.79%	2.93%
Asia (3)	$251	$255	$256	$257	$249	$18.8
Ratio	1.35%	1.32%	1.36%	1.34%	1.32%

Corporate/Other - Consumer (2)	$422	$362	$348	$334	$288	$11.0
Ratio	2.71%	2.48%	2.92%	3.04%	2.77%

Total Citigroup (2)	$3,312	$3,264	$3,124	$3,155	$3,343	$326.0
Ratio	1.02%	0.99%	0.98%	0.97%	1.03%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

(In millions of dollars)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,126	$12,336	$12,315	$12,329	$12,466			$12,355	$12,315

Gross Credit (Losses)	(2,094)	(2,166)	(2,345)	(2,354)	(2,281)	3%	(9%)	(6,499)	(6,980)	(7%)
Gross Recoveries	338	380	397	391	368	(6%)	9%	1,172	1,156	(1%)
Net Credit (Losses) / Recoveries (NCLs)	(1,756)	(1,786)	(1,948)	(1,963)	(1,913)	(3%)	9%	(5,327)	(5,824)	9%
NCLs	1,756	1,786	1,948	1,963	1,913	(3%)	9%	5,327	5,824	9%
Net Reserve Builds / (Releases)	169	92	67	53	132	NM	(22%)	302	252	(17%)
Net Specific Reserve Builds / (Releases)	(19)	(28)	(71)	73	17	(77%)	NM	(125)	19	NM
Provision for Loan Losses	1,906	1,850	1,944	2,089	2,062	(1%)	8%	5,504	6,095	11%
Other (2) (3) (4) (5) (6) (7)	60	(85)	18	11	(85)	NM	NM	(196)	(56)
Allowance for Loan Losses at End of Period (1) (a)	$12,336	$12,315	$12,329	$12,466	$12,530			$12,336	$12,530

Allowance for Unfunded Lending Commitments (8) (a)	$1,321	$1,367	$1,391	$1,376	$1,385			$1,321	$1,385

Provision (Release) for Unfunded Lending Commitments	$42	$47	$24	$(15)	$9			$66	$18

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,657	$13,682	$13,720	$13,842	$13,915			$13,657	$13,915

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	1.84%	1.81%	1.82%	1.82%	1.82%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,796	$9,997	$9,950	$10,026	$10,113			$9,869	$9,950

Net Credit Losses (NCLs)	(1,726)	(1,741)	(1,892)	(1,893)	(1,824)	(4%)	6%	(5,203)	(5,609)	8%
NCLs	1,726	1,741	1,892	1,893	1,824	(4%)	6%	5,203	5,609	8%
Net Reserve Builds / (Releases)	135	21	60	15	121	NM	(10%)	317	196	(38%)
Net Specific Reserve Builds / (Releases)	8	12	(10)	64	34	(47%)	NM	(6)	88	NM
Provision for Loan Losses	1,869	1,774	1,942	1,972	1,979	-	6%	5,514	5,893	7%
Other (2) (3) (4) (5) (6) (7)	58	(80)	26	8	(69)	NM	NM	(183)	(35)	81%
Allowance for Loan Losses at End of Period (1) (b)	$9,997	$9,950	$10,026	$10,113	$10,199			$9,997	$10,199

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$40	$32	$37	$42	$41			$40	$41

Provision (Release) for Unfunded Lending Commitments	$6	$(8)	$4	$5	$-			$8	$9

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$10,037	$9,982	$10,063	$10,155	$10,240			$10,037	$10,240

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans	3.07%	3.01%	3.13%	3.10%	3.13%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,330	$2,339	$2,365	$2,303	$2,353			$2,486	$2,365

Net Credit (Losses) / Recoveries (NCLs)	(30)	(45)	(56)	(70)	(89)	27%	NM	(124)	(215)	73%
NCLs	30	45	56	70	89	27%	NM	124	215	73%
Net Reserve Builds / (Releases)	34	71	7	38	11	(71%)	(68%)	(15)	56	NM
Net Specific Reserve Builds / (Releases)	(27)	(40)	(61)	9	(17)	NM	37%	(119)	(69)	42%
Provision for Loan Losses	37	76	2	117	83	(29%)	NM	(10)	202	NM
Other (2)	2	(5)	(8)	3	(16)			(13)	(21)
Allowance for Loan Losses at End of Period (1) (c)	$2,339	$2,365	$2,303	$2,353	$2,331			$2,339	$2,331

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,281	$1,335	$1,354	$1,334	$1,344			$1,281	$1,344

Provision (Release) for Unfunded Lending Commitments	$36	$55	$20	$(20)	$9			$58	$9

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,620	$3,700	$3,657	$3,687	$3,675			$3,620	$3,675

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (9)	0.68%	0.67%	0.64%	0.66%	0.64%

Footnotes to these tables are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 23).

(1)

Allowance for credit losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)

The third quarter of 2018 includes a reduction of approximately $5 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $2 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $62 million related to FX translation.

(4)

The fourth quarter of 2018 includes a reduction of approximately $4 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a decrease of approximately $76 million related to FX translation.

(5)	The first quarter of 2019 includes an increase of approximately $26 million related to FX translation.

(6)	The second quarter of 2019 includes an increase of approximately $13 million related to FX translation.

(7)	The third quarter of 2019 includes an decrease of approximately $65 million related to FX translation.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)

September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 exclude $4.2 billion, $3.2 billion, $3.9 billion, $3.8 billion and $3.8 billion, respectively, of corporate loans which are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES

(In millions of dollars)

						3Q19 Increase/		Nine	Nine	YTD 2019 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2019	2019	2019	2Q19	3Q18	2018	2019	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,714	$1,744	$1,891	$1,889	$1,823	(3%)	6%	$5,176	$5,603	8%
Credit Reserve Build / (Release)	186	79	76	99	172	74%	(8%)	484	347	(28%)
North America
Net Credit Losses	1,242	1,281	1,429	1,428	1,355	(5%)	9%	3,816	4,212	10%
Credit Reserve Build / (Release)	116	84	98	82	175	NM	51%	354	355	-
Retail Banking
Net Credit Losses	32	31	60	51	45	(12%)	41%	107	156	46%
Credit Reserve Build / (Release)	1	11	(23)	(3)	13	NM	NM	(25)	(13)	48%
Citi-Branded Cards
Net Credit Losses	644	650	706	723	712	(2%)	11%	1,952	2,141	10%
Credit Reserve Build / (Release)	59	41	76	64	141	NM	NM	185	281	52%
Citi Retail Services
Net Credit Losses	566	600	663	654	598	(9%)	6%	1,757	1,915	9%
Credit Reserve Build / (Release)	56	32	45	21	21	-	(63%)	194	87	(55%)
Latin America
Net Credit Losses	307	290	298	285	285	-	(7%)	863	868	1%
Credit Reserve Build / (Release)	31	(23)	(7)	10	(8)	NM	NM	106	(5)	NM
Retail Banking
Net Credit Losses	153	144	138	129	129	-	(16%)	423	396	(6%)
Credit Reserve Build / (Release)	9	(34)	(4)	(7)	(2)	71%	NM	28	(13)	NM
Citi-Branded Cards
Net Credit Losses	154	146	160	156	156	-	1%	440	472	7%
Credit Reserve Build / (Release)	22	11	(3)	17	(6)	NM	NM	78	8	(90%)
Asia (1)
Net Credit Losses	165	173	164	176	183	4%	11%	497	523	5%
Credit Reserve Build / (Release)	39	18	(15)	7	5	(29%)	(87%)	24	(3)	NM
Retail Banking
Net Credit Losses	58	71	58	64	72	13%	24%	173	194	12%
Credit Reserve Build / (Release)	13	-	9	-	8	NM	(38%)	5	17	NM
Citi-Branded Cards
Net Credit Losses	107	102	106	112	111	(1%)	4%	324	329	2%
Credit Reserve Build / (Release)	26	18	(24)	7	(3)	NM	NM	19	(20)	NM

Institutional Clients Group (ICG)
Net Credit Losses	23	45	55	72	89	24%	NM	127	216	70%
Credit Reserve Build / (Release)	7	32	(54)	47	(7)	NM	NM	(136)	(14)	90%

Corporate / Other
Net Credit Losses	19	(3)	2	2	1	(50%)	(95%)	24	5	(79%)
Credit Reserve Build / (Release)	(43)	(47)	(26)	(20)	(16)	20%	63%	(171)	(62)	64%

Total Provision for Loan Losses	$1,906	$1,850	$1,944	$2,089	$2,062	(1%)	8%	$5,504	$6,095	11%

(1)	Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q19 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2018	2018	2019	2019	2019	2Q19	3Q18
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$679	$483	$922	$779	$901	16%	33%
EMEA	362	375	317	321	307	(4%)	(15%)
Latin America	266	230	225	259	275	6%	3%
Asia	233	223	18	51	44	(14%)	(81%)
Total	$1,540	$1,311	$1,482	$1,410	$1,527	8%	(1%)

Consumer Non-Accrual Loans By Region (2)
North America	$1,323	$1,241	$1,230	$1,216	$1,168	(4%)	(12%)
Latin America	764	715	694	723	719	(1%)	(6%)
Asia (3)	287	270	281	289	298	3%	4%
Total	$2,374	$2,226	$2,205	$2,228	$2,185	(2%)	(8%)

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$33	$29	$30	$32	$17	(47%)	(48%)
Global Consumer Banking	20	20	19	13	13	-	(35%)
Corporate/Other	56	50	49	37	42	14%	(25%)
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$109	$99	$98	$82	$72	(12%)	(34%)

OREO By Region:
North America	$76	$64	$63	$47	$51	9%	(33%)
EMEA	1	1	1	1	1	-	-
Latin America	25	12	13	14	14	-	(44%)
Asia	7	22	21	20	6	(70%)	(14%)
Total	$109	$99	$98	$82	$72	(12%)	(34%)

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,540	$1,311	$1,482	$1,410	$1,527	8%	(1%)
Consumer Non-Accrual Loans	2,374	2,226	2,205	2,228	2,185	(2%)	(8%)
Non-Accrual Loans (NAL)	3,914	3,537	3,687	3,638	3,712	2%	(5%)
OREO	109	99	98	82	72	(12%)	(34%)
Non-Accrual Assets (NAA)	$4,023	$3,636	$3,785	$3,720	$3,784	2%	(6%)

NAL as a % of Total Loans	0.58%	0.52%	0.54%	0.53%	0.54%
NAA as a % of Total Assets	0.21%	0.19%	0.19%	0.19%	0.19%

Allowance for Loan Losses as a % of NAL	315%	348%	334%	343%	338%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes Statement of Position (SOP) 03-3 purchased distressed loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components(1)	2018	2018	2019	2019	2019(2)

Citigroup Common Stockholders' Equity(3)	$178,153	$177,928	$178,427	$179,534	$177,052
Add: Qualifying noncontrolling interests	148	147	144	154	145
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(4)	(1,095)	(728)	(442)	75	328
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax(5)	(503)	580	(67)	(85)	181
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	21,891	21,778	21,768	21,793	21,498
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,304	4,402	4,390	4,264	4,132
Defined benefit pension plan net assets	931	806	811	969	990
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	12,345	11,985	11,756	11,547	11,487
Common Equity Tier 1 Capital (CET1)	$140,428	$139,252	$140,355	$141,125	$138,581
Risk-Weighted Assets (RWA)	$1,196,923	$1,174,448	$1,178,628	$1,187,328	$1,198,938
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.73%	11.86%	11.91%	11.89%	11.6%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$140,428	$139,252	$140,355	$141,125	$138,581
Additional Tier 1 Capital (AT1)(7)	19,449	18,870	18,357	18,322	19,818
Total Tier 1 Capital (T1C) (CET1 + AT1)	$159,877	$158,122	$158,712	$159,447	$158,399
Total Leverage Exposure (TLE)	$2,459,993	$2,465,641	$2,463,958	$2,500,128	$2,520,322
Supplementary Leverage Ratio (T1C/TLE)	6.50%	6.41%	6.44%	6.38%	6.3%

Tangible Common Equity, Book Value Per Share and Tangible Book Value
Per Share

Common Stockholders' Equity	$177,969	$177,760	$178,272	$179,379	$176,893
Less:
Goodwill	22,187	22,046	22,037	22,065	21,822
Intangible assets (other than MSRs)	4,598	4,636	4,645	4,518	4,372
Tangible Common Equity (TCE)	$151,184	$151,078	$151,590	$152,796	$150,699
Common Shares Outstanding (CSO)	2,442.1	2,368.5	2,312.5	2,259.1	2,183.2
Book Value Per Share (Common Equity/CSO)	$72.88	$75.05	$77.09	$79.40	$81.02
Tangible Book Value Per Share (TCE/CSO)	$61.91	$63.79	$65.55	$67.64	$69.03

(1)	See footnote 2 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(5)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period's presentation.